Exhibit 99.1
Form of Common Stock Exchange Agreement

This Common Stock Exchange Agreement (this “Agreement”), is made as of _______________, 2017, among Nemaura Medical, Inc., a Nevada corporation (the “Company”), and __________________________ (the “Shareholder”).
WHEREAS, the Company is in the process of applying to the Nasdaq Capital Market and in order to achieve compliance with the initial listing standards the Company thinks it’s in the best interests of the Company and its shareholders to enter into an agreement to exchange 137,324,000 shares of common stock, par value $0.001 per share (the “Shares”), in the aggregate, into 137,324 shares of newly-created Series A Convertible Preferred Stock (the “Preferred Shares”) (as described below)

NOW, THEREFORE, in connection with the exchange of the Shares into Preferred Shares, the Company, and the Shareholder, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:
1.   Closing Date.
(a)  The consummation of the transaction contemplated herein (the “Closing”), shall take place remotely via the exchange of documents and signatures or by other method as the parties may mutually agree upon the satisfaction or waiver of all conditions to closing set forth in this Agreement (each such date, a “Closing Date”).  Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, the Shareholder shall receive and the Company shall issue to the Shareholder a certificate evidencing such number of the Preferred Shares as set forth on Schedule I, in the name of the Shareholder, as shall be effective to vest in the Shareholder all right, title and interest in the Preferred Shares, as the case may be, as consideration for the exchange of the Shares. Upon the exchange, the Shares shall be cancelled on the books and records of the Company.
(b)  The obligation of the Company to issue the Preferred Shares to the Shareholder is subject to the satisfaction, at or before the Closing Date, of the following conditions (unless the failure of such condition shall be due to the failure of the Company to perform or observe its covenants and agreements in this Agreement):
(i)  The Shareholder shall have executed and delivered this Agreement to the Company; and
(ii)  approval of the transaction by the disinterested members of the Company’s Board of Directors.
(c)  The obligation of the Shareholder to accept the Preferred Shares upon exchange of the Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (unless the failure of such condition shall be due to the failure of the Shareholder to perform or observe their respective covenants and agreements in this Agreement):
(i)   the Company shall have executed and delivered this Agreement to the Shareholder; and
(ii)  the Company shall have delivered a certificate evidencing the Preferred Shares to the Shareholder.

2. Shareholder Representations and Warranties. The Shareholder hereby represents and warrants to and agrees with the Company that:
(a)    Authorization and Power.  The Shareholder has the requisite power and authority to enter into and perform this Agreement and to acquire the Preferred Shares being issued to it hereunder.  This Agreement has been duly authorized, executed and delivered by the Shareholder and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with the terms hereof.

(b)   Information on Company.  That the Shareholder has received and had the opportunity to review the Company’s material information regarding the Company and has been given full and complete access to information regarding the Company and has utilized such access to the Shareholder’s satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the Shareholder has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Preferred Shares and to obtain any additional information, to the extent reasonably available.

(c)   Information on Shareholder.  The Shareholder is not a "U.S. Person" as defined in Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”), was not organized under the laws of any United States jurisdiction, and was not formed for the purpose of investing in securities not registered under the 1933 Act.  At the time the purchase order for this transaction was originated, the Shareholder was outside the United States

(d)   Issuance of Preferred Shares.  On the Closing Date, the Shareholder will acquire the Preferred Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(e)   Compliance with Securities Act.  The Shareholder understands and agrees that the Preferred Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Shareholder contained herein), and that the Preferred Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

(f)   Legend.  The Preferred Shares shall bear the following legend:
"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. "

(g)  Financial Ability. The Shareholder has the financial ability to bear the economic risk of loss of the Shareholder’s investment, has adequate means for providing for its current needs and contingencies, and currently has no need for liquidity with respect to an investment in the company.

(h)   Authority; Enforceability.  This Agreement and any other agreements or documents delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Shareholder and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and the Shareholder has full power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder.

(i)   Restricted Securities.   The Shareholder understands that the Preferred Shares are being offered in a transaction not involving a public offering in the United States within the meaning of the 1933 Act.  The Preferred Shares have not been and will not be registered under the 1933 Act, and, if in the future the Shareholder decides to offer, resell, pledge or otherwise transfer the Preferred Shares, such Preferred Shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the 1933 Act, (B) to a non-U.S. person in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S of the 1933 Act, (C) pursuant to the resale limitations set forth in Rule 905 of Regulation S, (D) pursuant to an exemption from registration under the 1933 Act provided by Rule 144 thereunder (if available) or (E) pursuant to any other exemption from the registration requirements of the 1933 Act, and in each case in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Shareholder agrees and covenants that it will not engage in hedging transactions with regard to the Preferred Shares prior to the expiration of the distribution compliance period specified in Rule 903 of Regulation S promulgated under the 1933 Act, unless in compliance with the 1933 Act. The Shareholder agrees that if any transfer of its Preferred Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, the transferor may be required to deliver to the Company an opinion of counsel satisfactory to the Company.  Absent registration or another exemption from registration, the Shareholder agrees that it will not resell the Preferred Shares to U.S. Persons or within the United States.

(j)   The Shareholder understands, acknowledges and agrees that, except as expressly set forth herein, the Company makes no representation or warranty, express or implied, at law or in equity, in respect of itself, its business, its operations, its assets, its projects, its prospects or the Preferred Shares.

(k)   No Governmental Review.  The Shareholder understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Preferred Shares or the suitability of the investment in the Preferred Shares nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Shares. Each Shareholder acknowledges that the Transaction has not been reviewed by the Securities and Exchange Commission because the Preferred Shares are exempted securities under Section 3(a)(9) of the Act or the exchange is intended to be a nonpublic offering pursuant to Section 4(2) of the Act, Regulation D or Regulation S, as promulgated under the Act. Each Shareholder understands and acknowledges that the Company is relying upon the truth and accuracy of, and each Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of each Shareholder set forth herein in order to determine the availability of such exemptions and the eligibility of each such Shareholder to acquire the Preferred Shares.

(l)   Correctness of Representations.  The Shareholder represents the foregoing representations and warranties are true and correct as of the date hereof and, unless the Shareholder otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

(m)  IRS Form W-8.   The Shareholder shall provide to the Company, upon request, an IRS Form W-8.

(n)  Survival.  The foregoing representations and warranties shall survive the Closing Date for a period of one year.

3. Company Representations and Warranties.  The Company represents and warrants to the Shareholder that:

(a)    Due Incorporation.  The Company is a corporation duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company taken as a whole.

(b)   Authority; Enforceability.  This Agreement has been duly authorized, executed and delivered by the Company and Subsidiaries (as applicable) and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver this Agreement  and to perform its obligations thereunder.

(c)   Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or the Company's shareholders is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations under this Agreement, including, without limitation, the issuance and sale of the Preferred Shares, which consent has not been obtained as of the Closing Date. This Agreement and the Company’s performance of its obligations hereunder has been approved by the Company’s Board of Directors.

(d)   No Violation or Conflict.  To the knowledge of the Company, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereunder by the Company will not: (i) violate any applicable state, federal or international laws, regulations, rules or decrees, including any ruling of any competent court in any jurisdiction applicable to the Company, or any order or statute of any court or government authority applicable to the Company, affiliates or any of their properties (except for such violations which would not, in the aggregate, result in a Material Adverse Effect on the Company taken as a whole); (ii) conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company is a party or by which the Company, or any of their material property is bound; or (iii) will not result in a breach or material violation under the articles of association, bylaws and other incorporation documents of the Company or its Subsidiaries.

(e)   The Preferred Shares.  The Preferred Shares upon issuance:

(i)  are, or will be, free and clear of any security interests, Liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)   have been, or will be, duly and validly authorized and on the date of issuance of the Preferred Shares, will be duly and validly issued, fully paid and non-assessable;

(iii)   will not have been issued or sold in violation of any pre-emptive or other similar rights of the holders of any securities of the Company;

(iv)   will not subject the holders thereof to personal liability by reason of being such holders provided Shareholder’s representations herein are true and accurate and the Shareholder takes no actions contrary to, or fail to take, any actions required to be taken by the Shareholder pursuant to this Agreement for the issuance of the Preferred Shares to be in compliance with all applicable laws and regulations; and

(v)   assuming the representations and warranties of the Shareholder as set forth in Section 2 hereof are true and correct and the Shareholder takes no actions contrary to, or fail to take, any actions required to be taken by the Shareholder pursuant to this Agreement for the issuance of the Preferred Shares to be in compliance with all applicable laws and regulations, will not result in a violation of Section 5 under the 1933 Act.

(f)    Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement.  There is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, which litigation if adversely determined would have a Material Adverse Effect.

(g)   Investment Company.   The Company is not an “investment company” required to register under the Investment Company Act of 1940, as amended.

(h)   Reporting Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 13a-16 or 15d-16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of shares of Common Stock registered pursuant to Section 12(g) of the 1934 Act.

(i)   Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Shareholder prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date in which case such representation or warranty shall be true as of such date.
4. Regulation S Offering.  The offer and issuance of the Preferred Shares to the Shareholder is being made pursuant to Section 3(a)(9) of the Act or the exchange is intended to be a nonpublic offering pursuant to Section 4(2) of the Act, Regulation D or Regulation S, as promulgated under the 1933 Act.

5. Miscellaneous.

(a)   Entire Agreement; Assignment.  This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the Shareholder.  Neither the Company nor the Shareholder has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.   No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Shareholder.

(b)   Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(c)   Law Governing this Agreement.  This Agreement, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the Laws of the State of Nevada, without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Nevada.

(d)   Specific Enforcement, Consent to Jurisdiction.  The Company and Shareholder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 5(c) hereof, each party hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(r)   Captions: Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(f)   Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be made effective as of the Effective Date by their duly authorized representatives.

Nemaura Medical, Inc.

By:
Name:
Title:

SHAREHOLDER:

By:
Name:
Title:

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Schedule I

NAME OF SHAREHOLDER	SHARES OF COMMON STOCK	SHARES OF PREFERRED STOCK

Exhibit A
Form of Certificate of Designation for Series A Convertible Preferred Stock
[Intentionally Omitted]